Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Merlyn.AI SectorSurfer Momentum ETF

Ticker Symbol: DUDE

Listed on CBOE BZX Exchange, Inc.

Merlyn.AI Bull-Rider Bear-Fighter ETF

Ticker Symbol: WIZ

Listed on The Nasdaq Stock Market, LLC®

Supplement dated April 14, 2023 to the

Prospectus dated January 30, 2023

The information below replaces the section Additional Information About the Indices, found on pages 28-34 of the Prospectus, and should be read in conjunction with, the Summary Prospectuses, Prospectus and Statement of Additional Information for Merlyn.AI SectorSurfer Momentum ETF (DUDE) and Merlyn.AI Bull-Rider Bear-Fighter ETF (WIZ).

Additional Information about the Indices

Each Index is based on a proprietary methodology developed by SumGrowth Strategies, LLC (the “Index Developer”), which it licensed to Merlyn.AI Corporation, the Fund’s sponsor (the “Sponsor”). The Sponsor sub-licensed the Indices to the Adviser, which in turn, sub-licensed them to the Trust and its service providers.

Neither the Index Developer nor the Sponsor is affiliated with the Funds, the Adviser, the Funds’ distributor, the Index Calculation Agent or any of their respective affiliates. None of the Index Developer, the Sponsor or any of their respective affiliates make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to a Fund, nor are they involved in the third-party calculation of the Indices.

The Sponsor has retained an unaffiliated third party, Solactive, AG, to calculate the Indices. The Index Developer, using the applicable rules-based methodology, will generate rebalance signals for the Indices while the Calculation Agent will calculate, maintain and disseminate the Indices on a daily basis.

The Sponsor will monitor the results produced by the Calculation Agent to help ensure that each Index’s publicly disseminated return is being disseminated in accordance with the applicable rules-based methodology.

Each Index uses a proprietary market risk indicator (called the Bull/Bear Indicator) that seeks to determine whether U.S. equity markets appear to be in an advancing market (a “Bull” market) or appear to have an elevated risk of market decline (a “Bear” market). The Bull/Bear Indicator is a computer algorithm that seeks to assess the risk of U.S. equity markets using four key metrics: price-trend, market momentum, value sentiment, and market volatility.

●	Price-trend indicates the degree to which U.S. market securities prices appear to be trending higher or lower.

●	Market momentum indicates the volume-adjusted, price-trend of U.S. equity market securities in seeking to assess investor conviction.

●	Value sentiment indicates the recent proportion of U.S. equity market securities making 52-week highs against those making 52-week lows.

●	Higher market volatility is generally correlated with a higher probability of declining markets and may indicate the possible onset of an extreme market decline.

Each Index remains constructed using a “Bull” or “Bear” methodology, as the case may be, until a subsequent event triggers a change. Shifts generally occur at month-end. Shifts may also occur at any other day of the month as well (sometimes referred to as “mid-month”) as described below. Each Index typically uses the following rules to determine when to shift between a “Bull” and a “Bear” methodology.

●	Bull to Bear: When any one of the first three metrics described above (i.e., price-trend, market momentum, value sentiment) is negative in value and it is declining further at month-end, the “Bear” indicator is triggered and each Index will be constructed via the Bear methodology. The “Bear” indicator may also be triggered at any time during the month when excess market volatility is indicated.

●	Bear to Bull: When one or more of the first three metrics described above is positive in value and the remaining metric(s) are increasing at month-end, the “Bull” indicator is triggered and the Index will be constructed via the Bull methodology. The “Bull” indicator may be triggered at any time during the month if a particularly sharp rebound follows a recent market decline.”

Notwithstanding the foregoing, there are circumstances which may trigger exceptions to the typical “Bull” / “Bear” index construction methodology described above, including among others:

●	whether certain investment categories (generally, equity markets) appear to be in an oversold condition;

●	whether a particularly sharp rebound follows a recent market decline (including situations where any one of the first three metrics described above (i.e., price-trend, market momentum, value sentiment) is negative in value and is declining further at month-end), in which case index construction at month-end would typically be “Bull” rather than “Bear”; and

●	when a rebound follows a prolonged market decline the index construction at month-end will typically remain “Bear” unless both of the price-trend and market momentum metrics are positive and all of the price-trend, market momentum, and value sentiment metrics are increasing, in which case index construction at month-end will be “Bull.”

Merlyn.AI® DUDE SectorSurfer Momentum Index (the “SectorSurfer Index”)

When the Bull/Bear Indicator signals a “Bull” market, the SectorSurfer Index identifies a portfolio of six ETFs. The SectorSurfer Index selects four ETFs from the Economic Sectors category, and two ETFs from the Geopolitical Sectors category as described below. For each category, the SectorSurfer Index identifies the ETF having the highest expected subsequent monthly return performance relative to other ETFs in the category (called, the “Momentum Leader”).

In contrast, when the Bull/Bear Indicator signals a “Bear” market, the SectorSurfer Index identifies a portfolio of at least four ETFs, each a Momentum Leader, selected from a generally more conservative Bear Universe, as described below.

“Bull” Indicator - Portfolio Construction

When the Bull/Bear Indicator signals a “Bull” market, the SectorSurfer Index identifies a portfolio of six ETFs.

“Bull” market Index construction includes the following five steps:

Step 1: In the first step of the SectorSurfer Bull Index construction, ETFs are identified that have investment objectives broadly focused on economic and geopolitical sectors. These “sector categories” are viewed as general guidelines and the scope of each category is interpreted broadly.

Each category is divided into a set of broad sub-categories. The Index Provider also includes “broad U.S. equity markets” as a sub-category of each category, which seeks to provide a momentum performance floor. Like categories, sub-categories are viewed as general guidelines and the scope of each sub-category is interpreted broadly and may overlap. As a result, a single ETF may be included in multiple categories and sub-categories.

●	The “Economic Sectors” category includes ETFs that invest primarily in one of several economic sector sub-categories, such as healthcare, energy, technology, and finance.

●	The “Geopolitical Sectors” category includes ETFs that invest primarily in a particular world region, such as Europe, Latin America, and the Asia Pacific, or any of the many individual countries of the world.

The Bull Universe for sector categories excludes, among others: (1) certain small ETFs (depending on the sub-category, the minimum AUM size varies between $150 million and $500 million); (2) currency ETFs; (3) leveraged ETFs; (4) inverse ETFs; (5) utility ETFs; (6) commodity ETFs; (7) global/foreign fixed income ETFs; (8) long-term treasury ETFs; (9) short-term treasury ETFs; (10) short-term bond ETFs; and (11) ETFs with less than one year of operating of history. Each of the foregoing exclusions is based only on the relevant ETF’s name and investment objective; and as a result, the Fund’s underlying ETFs may, from time to time, hold the foregoing types of securities in their portfolios.

Step 2: In the second step of the SectorSurfer Bull Index construction, ETFs are identified for a “defensive backstop category” having a broad set of sub-categories that include (1) commodities, (2) any-term US Treasuries, (3) any-term aggregate, corporate, municipal, and high-yield bonds, (4) US dollar index, and (5) broad US equity markets, which seek to provide a performance floor during the sector category Momentum Leader selection process. These sub-categories” are viewed as general guidelines and the scope of each is interpreted broadly.

The Bull Universe for the “defensive backstop category” excludes, among others: (1) certain small ETFs (based on assets under management); (2) leveraged ETFs; (3) inverse ETFs; (4) global/foreign ETFs; and (5) ETFs with less than one year of operating of history. Each of the foregoing exclusions is based only on the relevant ETF’s name and investment objective; and as a result, the Fund’s underlying ETFs may, from time to time, hold the foregoing types of securities in their portfolios.

Step 3: In the third step of the SectorSurfer Bull Index construction, the Index Provider determines the Bull Universe of ETFs for each category and sub-category. The Index Provider screens ETFs based the ETF’s name and investment objectives to identify candidates for membership in a particular category and sub-category. The Index Provider then further screens each candidate by conducting a correlation test with other sub-category members or candidates to confirm that the candidate being evaluated is sufficiently of similar character to become a member of the sub-category’s universe of ETFs. A single ETF may be a member of several categories and sub-categories.

Step 4: In the fourth step of SectorSurfer Index construction, the SectorSurfer Index seeks to improve each sector category’s Bull Universe of ETFs. The SectorSurfer Index develops twelve separate models for each sector category, except for one Economic sector category, for which six separate models are developed (the “Economic Sector 1 Models”). Each model is comprised of a different mix of ETF candidates. The SectorSurfer Index then evaluates the recent return performance of each sector category model. To more efficiently and effectively analyse the models, the SectorSurfer Index uses a form of artificial intelligence that seeks to evolve and improve the models each month by incrementally attempting to improve their mix of candidate ETFs. The foregoing process is not conducted for the Economic Sector 1 Models, because they were designed to address hindsight bias by another means. The SectorSurfer Index then uses a proprietary momentum algorithm to identify the Momentum Leader of each sector category model. The SectorSurfer Index further develops a defensive backstop model to compete for momentum leadership with the sector category models seeking to provide a performance floor in the event that a sector category begins performing poorly. Finally, the SectorSurfer Index evaluates the Momentum Leaders of the sector category and defensive backstop models to determine the overall Momentum Leader for each of the six sector categories.

Step 5: In the final step of SectorSurfer Index construction, if any duplicate ETFs have been selected, the Index performs an analysis that attempts to find suitable alternatives. If a suitable alternative cannot be found, duplicate ETF selections are permitted, while ensuring at least four distinct ETFs are selected. At that point, the SectorSurfer Index will hold the selected ETFs in approximately the following percentage allocations:

Merlyn.AI® DUDE SectorSurfer Momentum Index Category Weights – “Bull Scenario”
Geopolitical Sectors – Selection 1	15%	Economic Sectors – Selection 2	20%
Geopolitical Sectors – Selection 2	15%	Economic Sectors – Selection 3	15%
Economic Sectors – Selection 1	20%	Economic Sectors – Selection 4	15%

“Bear” Indicator - Portfolio Construction

“Bear” market SectorSurfer Index construction includes the following three steps:

Step 1: The SectorSurfer Index identifies a portfolio of four or more ETFs from the Bear Universe, which includes ETFs in the following categories: (1) inflation protected treasury; (2) medium- and long-term treasury; (3) aggregate bond; (4) long-term bond; (5) corporate bond; (6) high-yield bond; (7) gold; and (8) broad-based U.S. equity market. However, if the “Bear” indicator was triggered due to excess market volatility, the SectorSurfer Index will use inflation protected treasury, medium- and long-term treasury ETFs from the Bear Universe. The categories are viewed as general guidelines and the scope of each category is interpreted broadly. As a result, a single ETF may be included in more than one category.

The Bear Universe excludes, among others: (1) leveraged ETFs; (2) inverse ETFs; (3) currency ETFs; (4) short-term treasury and money market ETFs; (5) global/foreign fixed income ETFs; (6) commodity ETFs (except gold); (7) equity ETFs (except broad-based U.S. equity market index ETFs); (8) ETFs with less than $500 million of assets under management; and (9) ETFs with less than one year of operating of history. Each of the foregoing exclusions is based only on the relevant ETF’s name and investment objective; and as a result, the Fund’s underlying ETFs may, from time to time, hold the foregoing types of securities in their portfolios.

Step 2: The SectorSurfer Index creates two models that each include a different mix of Bear Universe ETFs intended to improve selection diversification among the models. Each model selects one ETF (each, a Momentum Leader). Due to the limited number of candidate ETFs in the subcategories of the Bear Universe, it is possible that the initial selections may include duplicates. The non-duplication process of Step 3 will resolve any duplicate selections.

Step 3: In the final stage of the Bear SectorSurfer Index construction, the SectorSurfer Index seeks to minimize the selection of duplicate ETFs by the bear market models. The SectorSurfer Index attempts to identify suitable substitutes. If it is unable to identify a suitable substitute, duplicate ETF selections are permitted. Due to a more limited Bear universe of potential substitutes, the SectorSurfer Index’s final portfolio may be comprised of only four or more ETFs.

Merlyn.AI® WIZ Bull-Rider Bear-Fighter Index (the “BRBF Index”)

When the Bull/Bear Indicator signals a “Bull” market, the BRBF Index identifies a portfolio of up to eight exchange-traded funds that principally trade on a U.S. exchange (“ETFs”). The BRBF Index selects one ETF from each of eight underlying categories as described below (however, due to permissible duplication, the BRBF Index may identify as few as six ETFs). For each category, the BRBF Index identifies the ETF having the highest expected subsequent monthly return performance relative to other ETFs in the category (the “Momentum Leader”).

In contrast, when the Bull/Bear Indicator signals a “Bear” market, the BRBF Index identifies a portfolio of four or more ETFs, each a Momentum Leader, selected from a generally more conservative Bear Universe, as described below.

“Bull” Indicator - Portfolio Construction

When the Bull/Bear Indicator signals a “Bull” market, the BRBF Index identifies a portfolio of eight ETFs, one selected from each of the eight the ETF categories tabulated below. The BRBF Index’s Bull portfolio will generally reflect a classic growth portfolio having approximately 80/20 stocks/bonds allocation weights.

Merlyn.AI® WIZ Bull-Rider Bear-Fighter Index Category Weights – “Bull Scenario”
Sectors – Selection 1	20%	Factors	10%
Sectors – Selection 2	15%	Style Mix	10%
Countries	15%	Bonds – Selection 1	10%
Global/Regions	10%	Bonds – Selection 2	10%

Note: The non-duplication process (described below), will generally cause duplicative categories (that is, Sectors and Bonds) to select different ETFs.

“Bull” market BRBF Index construction includes the following five steps:

Step 1: In the first step of the BRBF Bull Index construction, the Index Provider selects a set of broad “investment categories” (listed below) having generally divergent investment objectives, but which may overlap one another. The categories are viewed as general guidelines and the scope of each category is interpreted broadly.

The Index Provider then divides each category into a set of broad sub-categories. In addition, for some categories, the Index Provider also includes “broad U.S. equity markets” as a sub-category, which seeks to provide a momentum performance floor. Like categories, sub-categories are viewed as general guidelines and the scope of each sub-category is interpreted broadly and may overlap. As a result, a single ETF may be included in several different categories and sub-categories.

●	The “Sectors” category includes ETFs that invest primarily in one of several economic sector sub-categories, such as healthcare, energy, technology, and finance.

●	The “Global/Regions” category includes ETFs that invest primarily in one of several broad geo-political region sub-categories, such as global, Europe, Asia Pacific, and emerging markets.

●	The “Countries” category includes ETFs that invest primarily in a single country, which can be any country in the World.

●	The “Factors” category includes ETFs that invest primarily based on one of several investment factor sub-categories, such as value, growth, dividends, earnings, size, and momentum.

●	The “Style Mix” category includes ETFs that invest primarily based on one of several investment style sub-categories, such as large-cap, large-cap growth, large-cap value, mid-cap, mid-cap growth, mid-cap value, small-cap value, equal weight, growth, and value.

●	The “Bonds” category includes ETFs that primarily invest in of several bond sub-categories, such as treasuries, aggregate bonds, corporate bonds, mortgage bonds, municipal bonds, and high-yield bonds.

The Bull Universe for investment categories excludes, among others: (1) certain small ETFs (based on assets under management); (2) currency ETFs; (3) leveraged ETFs; (4) inverse ETFs; (5) utility ETFs; (6) commodity ETFs; (7) global/foreign fixed income ETFs; (8) global/foreign sector ETFs; and (9) ETFs with less than one year of operating of history. Each of the foregoing exclusions is based only on the relevant ETF’s name and investment objective; and as a result, the Fund’s underlying ETFs may, from time to time, hold the foregoing types of securities in their portfolios.

Step 2: In the second step of the BRBF Bull Index construction, ETFs are identified for a “defensive backstop category” having a broad set of sub-categories that include (1) commodities, (2) any-term US Treasuries, (3) any-term aggregate, corporate, municipal, and high-yield bonds, (4) US dollar index, and (5) broad US equity markets, which seek to provide a performance floor during the sector category Momentum Leader selection process. These sub-categories” are viewed as general guidelines and the scope of each is interpreted broadly.

The Bull Universe for the “defensive backstop category” excludes, among others: (1) certain small ETFs (based on assets under management); (2) leveraged ETFs; (3) inverse ETFs; (4) global/foreign ETFs; and (5) ETFs with less than one year of operating of history. Each of the foregoing exclusions is based only on the relevant ETF’s name and investment objective; and as a result, the Fund’s underlying ETFs may, from time to time, hold the foregoing types of securities in their portfolios.

Step 3: In the third step of the BRBF Bull Index construction, the Index Provider determines the Bull Universe of ETFs for each category and sub-category. The Index Provider initially screens ETFs based on information provided by the ETF’s name and investment objectives to identify candidates for membership in a particular category and sub-category. The Index Provider then further screens each candidate by conducting a correlation test with other sub-category members or candidates to confirm that the candidate being evaluated is sufficiently of similar character to become a member of the sub-category’s universe of ETFs. A single ETF may be a member of several categories and sub-categories.

Step 4: In the fourth step of the BRBF Bull Index construction, the BRBF Index seeks to improve each investment category’s Bull Universe of ETFs. The BRBF Index develops twelve separate models for each investment category. Each model is comprised of a different mix of ETF candidates. The BRBF Index then evaluates the recent return performance of each sector category model. To more efficiently and effectively analyse the ETF universes, the BRBF Index uses a form of artificial intelligence that seeks to evolve and improve the twelve models each month by incrementally attempting to improve their mix of candidate ETFs. The BRBF Index then uses a proprietary momentum algorithm to identify the Momentum Leader of each investment category model. Finally, the BRBF Index evaluates the Momentum Leaders of the investment category and defensive backstop models to determine the overall Momentum Leader for each of the eight investment categories.

Step 5: In the final step of BRBF Index construction, if any duplicate ETFs have been selected, the BRBF Index performs an analysis that attempts to find suitable alternatives. If a suitable alternative cannot be found, duplicate ETF selections are permitted. The BRBF Index will be comprised of at least six unique ETFs.

“Bear” Indicator - Portfolio Construction

“Bear” market BRBF Index construction includes the following three steps:

Step 1: The BRBF Index identifies a portfolio of four or more ETFs from the Bear Universe, which includes ETFs in the following categories: (1) inflation protected treasury; (2) medium- and long-term treasury; (3) aggregate bond; (4) long-term bond; (5) corporate bond; (6) high-yield bond; (7) gold; and (8) broad-based U.S. equity market. However, if the “Bear” indicator was triggered due to excess market volatility, the BRBF Index will use inflation protected treasury, medium- and long-term treasury ETFs from the Bear Universe. The categories are viewed as general guidelines and the scope of each category is interpreted broadly. As a result, a single ETF may be included in more than one category.

The Bear Universe excludes, among others: (1) leveraged ETFs; (2) inverse ETFs; (3) currency ETFs; (4) short-term treasury and money market ETFs; (5) global/foreign fixed income ETFs; (6) commodity ETFs (except gold); (7) equity ETFs (except broad-based U.S. equity market index ETFs); (8) certain small ETFs (based on assets under management); and (9) ETFs with less than one year of operating of history. Each of the foregoing exclusions is based only on the relevant ETF’s name and investment objective; and as a result, the Fund’s underlying ETFs may, from time to time, hold the foregoing types of securities in their portfolios.

Step 2: The BRBF Index creates two models each including a different mix of Bear Universe ETFs, one that will typically select, in the Index Provider’s view, more conservative ETFs from the Bear Universe (the “Conservative Model”) and one that will select, in the Index Provider’s view, more aggressive ETFs from the Bear Universe (the “Aggressive Model”). The BRBF Index uses the Conservative Model to seek to select up to two ETFs (each, a Momentum Leader), one ETF will have a 20% allocation of the overall Fund portfolio, the other ETF will have a 15% allocation of the overall Fund portfolio. The BRBF Index uses the Aggressive Model to select up to six ETFs (each, a Momentum Leader), one ETF will have a 15% allocation of the overall Fund portfolio, and each of the other five ETFs will have a 10% allocation of the overall Fund portfolio. Because the BRBF Index may select duplicate ETFs, a particular ETF may be selected for both the Conservative Model and the Aggressive Model. Likewise, a particular ETF may be selected for both Conservative Model ETFs and multiple Aggressive Model ETFs. The BRBF Index will, at a minimum, select four ETFs. Notwithstanding the foregoing, the Bear BRBF Index may select ETFs that may generally be considered aggressive, such as high-yield bond ETFs and ETFs invested according to a broad U.S. equity market.

Step 3: In the final stage of the Bear BRBF Index construction, the BRBF Index seeks to minimize the selection of duplicate ETFs by the bear market models. The BRBF Index attempts to identify suitable substitutes. If it is unable to identify a suitable substitute, duplicate ETF selections are permitted. Due to a more limited Bear universe of potential substitutes, the BRBF Index’s final portfolio may be comprised of only four or more ETFs.

Index Reconstitution (Applicable to All Indices)

Following the close of U.S. markets on the last trading day of each month, each Index is reconstituted. In addition, each Index’s construction may be changed at any time during a month due to market volatility or a sharp market rebound. In those instances, the Indices will be reconstituted the following business day (which may occur other than month-end).

The information below replaces the section MERLYN PARTIES & FUND SPONSOR, found on page 35 of the Prospectus. and should be read in conjunction with, the Summary Prospectuses, Prospectus and Statement of Additional Information for Merlyn.AI SectorSurfer Momentum ETF (DUDE) and Merlyn.AI Bull-Rider Bear-Fighter ETF (WIZ).

MERLYN PARTIES & FUND SPONSOR

Neither of the Merlyn.AI SectorSurfer Momentum ETF (Ticker: DUDE) or Merlyn.AI Bull-Rider Bear-Fighter ETF (Ticker: WIZ) is offered or sold by Merlyn.AI Corporation or any of its affiliates, licensors, or contractors (the “Merlyn Parties”) nor do any of the Merlyn Parties offer any express or implicit guarantee, warranty, or assurance either with regard to the results of using the Merlyn.AI® DUDE SectorSurfer Momentum Index or the Merlyn.AI® WIZ Bull-Rider Bear-Fighter Index (each, an “Index”) or an Index Price at any time or in any other respect. Each Index is calculated and published by SumGrowth Strategies, LLC (“SumGrowth Strategies”) which has granted Merlyn an exclusive license for marketing and distribution purposes of the Index. The Merlyn Parties have entered an agreement with the Funds’ adviser to sponsor the Funds. The Merlyn Parties use commercially reasonable efforts to ensure that each Index is calculated correctly. None of the Merlyn Parties shall be liable for any error, omission, inaccuracy, incompleteness, delay, or interruption in an Index or any data related thereto or have any obligation to point out errors in an Index to any person. Neither publication of an Index by the Merlyn Parties nor the licensing of an Index or Index trademark(s) for the purpose of use in connection with a Fund constitutes a recommendation by any of the Merlyn Parties to invest in a Fund. “SectorSurfer” and “Bull-Rider Bear-Fighter” are trademarks of SumGrowth Strategies.

The portion of each Fund’s Bull/Bear Indicator that seeks to identify protracted “Bear” markets relies on price-trend, market momentum, and value sentiment metrics is trademarked as StormGuard™ by SumGrowth Strategies. The portion of each Fund’s Bull/Bear Indicator that seeks assess the risk of sharp, deep downwards market movements utilizes market volatility metrics is trademarked as SwanGuard™ by SumGrowth Strategies. Finally, the defensive backstop model portion of each Fund that competes for momentum leadership with the Category Evaluation Models at month-end seeking to provide a performance floor is trademarked as Dual Defense™ and TrendGuard™ by SumGrowth Strategies.

The Adviser has entered into a fund sponsorship agreement with Merlyn.AI Corporation (“Sponsor”). Under this arrangement, the Sponsor has agreed to provide financial support to the Funds (as described below) and, in turn, the Adviser has agreed to share with the Sponsor a portion of profits, if any, generated by each Fund’s Advisory Fee (also as described below). Every month, each Fund’s Advisory Fee, which is a unitary management fee, is calculated and paid to the Adviser.

If the amount of the unitary management fee exceeds that Fund’s operating expenses and the Adviser-retained amount, the Adviser pays the net total to the Sponsor. The amount paid to the Sponsor represents both the index licensing fee and any remaining profits from the Advisory Fee. During months where there are no profits or the funds are not sufficient to cover the entire index licensing fee, the index licensing fee is automatically waived.

If the amount of the unitary management fee is less than a Fund’s operating expenses and the Adviser-retained amount, the Sponsor is obligated to reimburse the Adviser for the shortfall.

The foregoing calculations are done on a Fund-by-Fund basis, but the amounts due or owed between the parties are aggregated and netted.

If you have any questions regarding DUDE or WIZ, please call (215) 882-9983.

Please retain this Supplement with your Summary Prospectuses, Prospectus and Statement of Additional Information.